EXHIBIT 23(J)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

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                               ARTHUR ANDERSEN LLP


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our report, and to all references to our firm, included in or made a part of this Form N1-A registration statement of the Legacy Growth Fund.




                                       /S/ ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
January 12, 2000